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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021 (April 23, 2021)

______________________________

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Demonbreun Street, Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of CapStar Financial Holdings, Inc. (the Company”) was held on April 23, 2021. At the Annual Meeting, the Company’s shareholders (i) elected twelve (12) directors, (ii) ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm, and (iii) approved the CapStar Financial Holdings, Inc. 2021 Stock Incentive Plan (the “Stock Incentive Plan”). The Proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on March 26, 2021 (the “Proxy Statement”). Holders of 18,294,338 shares of the Company’s common stock, or approximately 82.9% of the 22,078,293 shares of common stock that are issued and outstanding and entitled to vote, were present in person or represented by proxy at the Annual Meeting.

The following are the final voting results on the Proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal 1:    Election of Directors

At the Annual Meeting, twelve (12) Directors were recommended for election to serve on the Company’s Board of Directors (the “Board”) until the 2022 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until such director’s earlier resignation or removal. Former directors Dale W. Polley and Jeffrey L. Cunningham did not stand for re-election and retired from our Board at the Annual Meeting. The Company’s shareholders elected by the following vote each of the twelve (12) director nominees nominated by the Company’s Board to serve as directors until the 2022 annual meeting of shareholders and until their successors have been duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Dennis C. Bottorff	12,351,142	324,750	5,618,446
L. Earl Bentz	12,572,529	103,363	5,618,446
Sam B. DeVane	12,483,301	192,591	5,618,446
Thomas R. Flynn	12,501,641	174,251	5,618,446
Louis A. Green III	12,602,757	73,135	5,618,446
Valora S. Gurganious	12,476,578	199,314	5,618,446
Myra NanDora Jenne	12,531,426	144,466	5,618,446
Joelle J. Phillips	12,404,994	270,898	5,618,446
Timothy K. Schools	12,128,827	547,065	5,618,446
Stephen B. Smith	12,551,220	124,672	5,618,446
James S. Turner, Jr.	12,551,220	124,672	5,618,446
Toby S. Wilt	12,295,829	380,063	5,618,446

Proposal 2:    Ratification of Elliott Davis, LLC as the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Audit Committee’s appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
18,231,582	56,099	6,657	—

Proposal 3:    Approval of an amendment to the Company’s Stock Incentive Plan

The Company’s shareholders approved the Stock Incentive Plan. The table below sets forth the voting results for Proposal 3:

For	Against	Abstain	Broker Non-Votes
11,943,377	711,741	20,774	5,618,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Denis J. Duncan
Denis J. Duncan
Chief Financial Officer

Date: April 28, 2021

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